Summary Prospectus

March 1, 2011

Class / Ticker:  A / ALBAX  B / ALGBX  C / ALBCX

Alger Balanced Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2011, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Balanced Fund seeks to provide capital appreciation and current income.

The Board of Trustees of The Alger Funds (the "Trust") has approved changes with respect to the Fund that are anticipated to become effective on or about March 1, 2011. The Fund's name will be changed to Alger Growth & Income Fund, and its investment objective, principal investment strategy, and principal risks will be revised. The Fund's new investment objective will be to seek to provide capital appreciation and current income. The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 26 of the Fund's Statement of Additional Information.

Class	A	B	C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None	5.00%	1.00%
Redemption Fee as a % of amount redeemed	2.00%	2.00%	2.00%
The Fund will charge a redemption fee of 2.0% on shares redeemed (including by exchange) within 30 days of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.585%	.585%	.585%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	1.00%
Other Expenses	.50%	.53%	.46%
Total Annual Fund Operating Expenses	1.335%	2.115%	2.045%

Example

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
A	$654	$926	$1,218	$2,048
B	$715	$962	$1,336	$2,248
C	$308	$641	$1,101	$2,374

Inspired by Change, Driven by Growth.

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$654	$926	$1,218	$2,048
B	$215	$662	$1,136	$2,248
C	$208	$641	$1,101	$2,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72.11% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on stocks of companies that Fred Alger Management, Inc. believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations (or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc.). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Fred Alger Management, Inc.). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any portfolio that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. In addition, there are special risks associated with investing in preferred securities, including deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights. The market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

The primary risks arising from the fixed-income portion of the Fund include:

•  fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•  lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

•  the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

•  mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

•  the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

•  the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

•  the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

•  the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

•  the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Average Annual Total Return as of December 31, 2010*

	1 Year	5 Years	10 Years	Since 12/31/96**
Class A (Inception 12/31/96)
Return Before Taxes	3.80%	1.40%	1.82%	6.19%
Return After Taxes on Distributions	2.99%	0.73%	1.21%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.47%	0.79%	1.18%	4.78%
Class B (Inception 6/1/92)	3.68%	1.30%	1.76%	6.15%
Class C (Inception 7/31/97)	7.78%	1.73%	1.61%	5.89%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	4.58%
Barclays Capital U.S. Gov't/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.59%	5.56%	5.83%	6.19%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and C Shares, which are not shown, will vary from those shown for Class A Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Best Quarter:		Worst Quarter:
Q3 2009	12.40%	Q4 2008	-17.68%

* Because the offering of the Fund's Class B shares has been limited, the chart has been revised to reflect the performance of the Fund's Class A Shares.

** Performance of the Fund's Class C Shares prior to July 31, 1997 reflects the performance of the Fund's Class A Shares, as adjusted with currently applicable sales charges and operating expenses, which differ from historical charges and expenses. Since inception performance of the Fund's Class B Shares is available upon request.

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Managers:	Andrew Silverberg Senior Vice President and Portfolio Manager Since January 2007	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2011	Steve Thumm Senior Vice President Since January 2011

Shareholder Information

Purchasing and Redeeming Fund Shares

Effective May 2, 2011, Class B Shares of the Fund are closed to new investments.

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

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